NETWORK SYSTEMS INTERNATIONAL, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999
EXHIBIT 99.3

                                                       HISTORICAL            DEBIT            CREDIT          PRO FORMA
                                                       ----------            -----            ------          ---------

Revenues                                               14,249,657    A     14,249,657                                --

Cost of sales and operations                           13,831,219    A                       13,831,219              --
                                                       ----------                                              --------
Operating loss                                            418,438                                                    --
                                                                                                                     --
Other income (expense)                                    (58,594)   A                          58,594               --
                                                       ----------                                              --------
Loss from continuing
 operations, before taxes                                 359,844
                                                                                                                     --
Income tax benefit                                         73,549    A                          73,549               --
                                                       ----------                                              --------

Loss from continuing operations                           286,295                                                    --
                                                                                                                     --
Discontinued operations, net                                                                                         --


                                                       ----------                                              ---------
Net loss                                                  286,295                                                     --
Dividends on preferred stock                               48,813                                                 48,813
                                                       ----------                                              ---------
Loss applicable to common shares                          237,482                                                (48,813)
                                                       ==========                                              =========

Earnings (loss) per common share, basic and diluted:
    Continuing operations                               $    0.03                                            $     (0.01)
    Discontinued operations                                    --                                                     --
                                                       ----------                                            -----------
                                                        $    0.03                                            $     (0.01)
                                                       ==========                                            ===========

NETWORK SYSTEMS INTERNATIONAL, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999
EXHIBIT 99.3

(Continued)

                                                                                         DEBIT                     CREDIT
                                                                                         -----                     ------
            [A]
Revenues                                                                               14,249,657
Cost of sales and operations                                                                                     13,831,219
Other income (expense)                                                                                               58,594
Income tax benefit                                                                                                   73,549
Discontinued operations, net                                                              286,295

To reclassify results of operations to discontinued operations.


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